Exhibit 10.3

               AMENDMENT TO DIAMOND SHAMROCK, INC.
                    PERFORMANCE INCENTIVE PLAN

     Diamond Shamrock, Inc., a Delaware corporation, pursuant to authority granted by its Board of Directors, hereby adopts the following amendment to its Performance Incentive Plan (the "Plan").

1. Section III is amended by the addition of the definition of "Change in Control" as follows:

     "Change in Control" will be deemed to have occurred when (1) a report is filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13 (d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of securities representing more than 25% of the combined voting power of the then-outstanding voting securities of the Corporation and such acquisition has not been authorized, approved or recommended by majority vote of the Board of Directors prior to the date of the filing of such report, or
     (2) such other event has occurred which the Board of Directors may, in its sole discretion, by majority vote determine to constitute a change in control.

2.  New Section VIII is added as follows:

     VIII.  CHANGE IN CONTROL

     Notwithstanding anything contained herein to the contrary, in the event of a Change in Control, a prorated portion of each participant's Performance Incentive Award will vest, based on the number of months or portion of a month completed at the time of the Change in Control. [Upon a Change in Control, the award will be calculated based on performance at target level,] and the award will be paid entirely in cash within thirty (30) days of the Change in Control.

3.   New Section IX is added as follows:

     IX.  DIALOGUE

     The Plan and any claims arising from the Plan or in any way related to the Plan, are subject to and governed by the Diamond Shamrock, Inc. Dialogue Dispute Resolution Program ("Dialogue"). Any such claims or appeals of claim decisions must be conducted solely within the limitations and procedures of Dialogue.

     The foregoing amendments shall be effective as of May 7, 1996. Except as amended herein, the terms and provisions of said Plan shall remain in full force and effect.


     Executed this 22nd day of July, 1996.


                              DIAMOND SHAMROCK, INC.


                              By: /s/ WILLIAM R. KLESSE
                                       William R. Klesse
                                       Executive Vice President


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